UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21654

Pioneer Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  November 31, 2021

Date of reporting period:  December 1, 2020 through November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund, Inc.

Annual Report | November 30, 2021

Ticker Symbol: PHD

On April 21, 2021, the Fund redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Floating Rate Fund, Inc.

visit us: www.amundi.com/us

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 1

President’s Letter

Dear Shareholders,

For nearly two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into 2022, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused occasional surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, volatility was and has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful

2 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

January 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 3

Portfolio Management Discussion | 11/30/21

Note to Shareholders: On April 21, 2021, Pioneer Floating Rate Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Floating Rate Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 10. Redomiciling, for more information regarding the redomiciling.

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund, Inc. during the 12-month period ended November 30, 2021. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc.(Amundi US), is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended November 30, 2021?
A	Pioneer Floating Rate Fund, Inc. returned 10.54% at net asset value (NAV) and 18.25% at market price during the 12-month period ended November 30, 2021. During the same 12-month period, the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 5.94% at NAV. Unlike the Fund, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same 12-month period, the average return at NAV of the 60 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged), was 13.97%, and the average return at market price of the closed end funds in the same Morningstar category was 26.59%.

The shares of the Fund were selling at a 2.8% premium to NAV on November 30, 2021. Comparatively, the shares of the Fund were selling 3.9% discount to NAV on November 30, 2020.

Please note that the Fund announced a tender offer that commenced on November 23, 2020, and expired on December 22, 2020. The tender offer may have affected the Fund’s return at market price and discount to NAV for the 12-month period (see Note 8. Tender Offer).

The Fund’s standardized, 30-day SEC yield was 5.78% on November 30, 2021*.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Q	How would you describe the investment environment for investing in bank loans during the 12-month period ended November 30, 2021?
A	Entering the period, market sentiment had been boosted by the November 2020 presidential election results, which helped reduce uncertainty. In addition, in December 2020, a pair of COVID-19 vaccines were authorized for emergency use by the US Food and Drug Administration, and Congress finally reached agreement, after months of partisan disputes, on a $900 billion COVID-19 relief package. Investors came to view the vaccine rollouts as the proverbial “light at the end of the tunnel,” betting that the distribution of the vaccines would help alleviate some of the public-health concerns that had been present since the beginning of the pandemic and bring forward the timing of a broader economic reopening after months of shutdowns and other restrictions on business activity. Early in 2021, the US government passed yet another ($1.9 trillion) stimulus package on the heels of the smaller December 2020 relief bill. The additional fiscal stimulus from the US government was viewed as offering some much needed support for many individuals and businesses. In response to those positive developments and despite an increase in COVID-19 case levels, riskier assets, including bank loans, rallied and Treasury yields moved higher over the first quarter of 2021.

As the 12-month period progressed, the continued highly dovish posture on monetary policy from the US Federal Reserve System (Fed) lent further support to market sentiment, as the Fed had expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023, basing the projection on the view that near-term increases in inflation above the usual 2% target would be transitory, not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise the federal funds rate in reaction to isolated upticks in prices.

However, the “reflation trade” wobbled during June as investors navigated through growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 5

to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

Over the summer of 2021, the FOMC shifted to discussions regarding the tapering of its asset purchases (of Treasuries and mortgage-backed securities) - the first step towards a tightening of the very accommodative monetary policies the Fed had initiated at the onset of the pandemic. As the period progressed, the yield curve saw short-end yields rise and long-end yields fall, while longer-term inflation expectations moved lower. The market reaction suggested investors’ doubts regarding the Fed's long-term commitment to its new average-inflation targeting framework. The hawks then prevailed during the September FOMC debate as to when to start tapering the asset-purchase program, and at what pace. In early November, the Fed announced that its monthly bond purchases, which had been running at $120 billion, would be reduced by $15 billion each month, implying that the tapering process would conclude by around the middle of 2022.

Bank loans finished the reporting period well into positive territory, as the S&P/LSTA Index returned nearly 6% over the full 12 months. While new-issue loan supply was elevated for most of the period, market conditions were supportive, with strong collateralized loan obligation (CLO) activity and notably positive flows into loan mutual funds. Performance within the loan market was led by lower-rated loans in the B- and CCC ratings categories, as investors continued to hunt for yield in what was still a generally low-rate environment.

Q	What factors had the biggest effects on the Fund’s benchmark-relative performance during the 12-month period ended November 30, 2021?
A	In broad terms, the Fund’s use of leverage during the 12-month period added to its performance in an environment featuring positive returns for loans. In addition, sector allocation and security selection results were key positive contributors to the Fund’s benchmark-relative returns over the period, while loan ratings exposure also aided relative performance.

6 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

With regard to loan ratings, the portfolio’s significant underweight to BB issues compared with the S&P/LSTA Index aided the Fund’s relative performance, as did an overweight to the B-ratings category. The Fund’s strategic, modest overweight to CCC issues also aided relative returns.

At the sector level, positive contributions to the Fund’s benchmark-relative performance were highlighted by selection results within, and overweights to, the lodging and casinos sectors, which benefited from the broader economic reopening over the 12-month period. Exposure to conglomerates (specifically DTI Holdings) also aided the Fund’s relative returns. An overweight to the aerospace-and-defense sector was another positive contributor to the Fund’s returns versus the benchmark, given a general rebound in air travel. Finally, an underweight to radio and television issues helped the Fund’s relative performance. On the downside, an overweight to automotive issuers as well as security selection results within the sector weighed on the Fund’s relative returns, as a shortage of semiconductors had a negative effect on the sector. An overweight to utilities also constrained the Fund’s relative performance for the 12-month period, as weaker pricing proved to be a drag on the sector. Selection results within the air transport sector was another detractor from the Fund’s benchmark-relative returns, although the broader sector outperformed the market as economic activity continued to normalize.

In managing the Fund, we have typically maintained a modest, out-of-benchmark exposure to high-yield corporate bonds, which we have utilized in an effort to improve the risk/reward and liquidity profile of the portfolio. The allocation to high-yield bonds detracted from the Fund’s relative performance over the 12-month period, as high-yield bonds lagged the performance of bank loans.

With regard to individual holdings, a credit-risk-transfer (mortgage-related) security that benefited from a strong housing market led positive contributions to the Fund’s relative returns for the period. In addition, an equity position the portfolio received as part of a debt restructuring of hydraulic-fracturing-services company FTS International performed well on the back of rising oil prices. Individual loan exposures that contributed positively to the Fund’s benchmark-relative performance included

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 7

TeamHealth, a physician-staffing company. During the period, concerns began to ease regarding potential legislative issues surrounding billing practices in TeamHealth’s industry.

Individual loan positions held in the portfolio that detracted from the Fund’s relative returns included an overweight to utility Eastern Power, as investors grew concerned that electricity demand from New York City would not recover fully from the pandemic. Weak pricing in a capacity auction further weighed on Eastern Power’s loan performance. (Electrical operators such as Eastern Power compete in auctions to obtain a commitment to supply electrical capacity in exchange for a market-priced capacity payment.) A position in the bonds of Sinclair Television also detracted from the Fund’s relative performance, as the company failed to secure carriage of its struggling subsidiary Diamond Sports, a regional sports network, as part of a new agreement with Dish Network. (Diamond Sports and Dish Network are not portfolio holdings.) Exposure to the bonds of Ukrainian steel-and-mining company Metinvest was another detractor from the Fund’s relative returns, as tensions between Russia and Ukraine raised the prospect of operating as well as business disruptions.

Q	How did the level of leverage in the Fund change over the 12-month period ended November 30, 2021?
A	The Fund employs leverage through a revolving credit facility.

As of November 30, 2021, 32.7% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 27.6% of the Fund’s total managed assets financed by leverage at the start of the period on November 30, 2020. During the 12-month period, the Fund decreased the absolute amount of funds borrowed by a total of $36 million, to $69 million as of November 30, 2021, in connection with the decrease in the Fund’s net assets as a result of the completion of the Fund’s tender offer (see Note 8). The percentage of the Fund’s managed assets financed by leverage increased during the period due to the decrease in the total managed assets of the Fund relative to the decrease in the amount of funds borrowed.

8 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Q	Did the Fund have any investments in any derivative securities during the 12-month period ended November 30, 2021? If so, did the derivatives have any material effect on results?
A	Yes, we invested the portfolio in index-based high-yield bond credit-default-swap contracts during the period. The use of the derivatives aided performance by allowing the Fund to gain tactical exposure to the credit markets, while helping to maintain sufficient portfolio liquidity.
Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended November 30, 2021?
A	Yes, the Fund's monthly distributions declined once during the period. A decrease from $0.0625 per share to $0.0575 per share was announced on August 5, 2021, and paid on August 31, 2021. The monthly distribution rate then remained unchanged, at $0.0575 per share/per month, for the rest of the 12-month period ended November 30, 2021.
Q	What is your investment outlook?
A	We have a constructive view of the current prospects for leveraged loans. We believe the fundamental backdrop in the loan market is positive, as we feel the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs are waning, consumers in general still have high levels of savings, which could drive pent-up demand going forward. Some issues of concern at the present time include the labor shortages and supply chain difficulties, which have been constraining economic growth.

As discussed earlier, the Fed is beginning to taper its purchases of Treasuries and mortgage-backed securities and, with persistently high inflation, is now expected to increase its short-term (federal funds rate) target range multiple times in 2022. We feel that the prospect of higher interest rates combined with strong loan fundamentals is supportive of the outlook for loans as an asset class.

The loan market has continued to trade at a discount, with most loans priced slightly below par (face) value. In fact, loans have been generating income at levels nearly comparable to that of high-yield corporates, while also providing a certain degree of protection against rising interest rates should the Fed be insufficiently nimble in managing inflation.

** Distributions are not guaranteed.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 9

According to S&P/LSTA data, the default rate on loans for the 12 months ended November 30, 2021, was 0.29% by loan volume, near the record low and well below the historical average of slightly under 3%. The default rate on loans by number of issuers was 0.44%, also below the long-term average. In addition, recovery rates for loans have exceeded those of their high-yield corporate counterparts. The default rate on loans held in the Fund’s portfolio has remained below that of the market, given our bias toward investing in higher-quality loans.

Given the improving economic backdrop over the 12-month period, we took advantage of what we felt were attractive new-issue concessions to modestly increase the portfolio’s exposures to loans in the “B” rating category, while lowering exposure to higher-rated “BB” and “BBB” loans. At the same time, we trimmed the Fund’s allocation to loans rated B-, and ended the period with an overall portfolio quality profile that remained higher than that of the benchmark S&P/LSTA Index. Going forward, we anticipate maintaining a focus on investing in higher-quality loans within the bank-loan asset class, while carefully evaluating each individual loan under consideration for inclusion in the portfolio.

Please refer to the Schedule of Investments on pages 16–37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities.

10 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.

The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 11

times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

12 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Portfolio Summary | 11/30/21

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps),
	2/6/24 Term Loan	1.77%
2.	Traverse Midstream Partners LLC, Advance, 5.25% (LIBOR + 650 bps),
	9/27/24 Term Loan	1.63
3.	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75% (LIBOR + 475 bps),
	9/29/23 Term Loan	1.05
4.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 4.34%
	(LIBOR + 425 bps), 11/20/26 Term Loan	1.05
5.	Natel Engineering Co., Inc., Initial Term Loan, 7.25% (LIBOR + 625 bps),
	4/30/26 Term Loan	1.04
6.	Golden Nugget LLC, Initial B Term Loan, 3.25% (LIBOR + 250 bps),
	10/4/23 Term Loan	1.03
7.	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.632%
	(LIBOR + 450 bps), 9/12/24 Term Loan	0.98
8.	Clear Channel Outdoor Holdings, Inc., Term B Loan, 3.601% (LIBOR +
	350 bps), 8/21/26 Term Loan	0.97
9.	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.00% (LIBOR +
	900 bps), 12/23/25 Term Loan	0.96
10.	US Renal Care, Inc., Initial Term Loan, 5.09% (LIBOR + 500 bps),
	6/26/26 Term Loan	0.95

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 13

Prices and Distributions | 11/30/21

Market Value per Share^

	11/30/21	11/30/20
Market Value	$11.90	$10.73
Premium/(Discount)	2.76%	(3.94)%

Net Asset Value per Share^

	11/30/21	11/30/20
Net Asset Value	$11.58	$11.17

Distributions per Share

	Net
	Investment	Short-Term	Long-Term	Tax return
	Income	Capital Gains	Capital Gains	of capital
12/1/20–11/30/21	$0.7000	$ —	$ —	$0.0300

Yields

	11/30/21	11/30/20
30-day SEC Yield	5.78%	3.76%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.

14 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Performance Update | 11/30/21

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns

(As of November 30, 2021)

	Net
	Asset		S&P/LSTA
	Value	Market	Leveraged
Period	(NAV)	Price	Loan Index
10 Years	6.23%	6.39%	4.68%
5 Years	5.30	7.14	4.38
1 Year	10.54	18.25	5.94

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 15

Schedule of Investments | 11/30/21

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 151.6%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 123.4% of Net Assets(a)*
Advanced Materials — 1.6%
967,119	Gemini HDPE LLC, 2027 Advance, 3.50% (LIBOR +
	300 bps), 12/31/27	$ 965,770
1,397,500(b)	Groupe Solmax, Inc., Initial Term Loan, 5.50%
	(LIBOR + 475 bps), 5/29/28	1,394,880
	Total Advanced Materials	$ 2,360,650
Advertising Sales — 1.4%
2,086,175	Clear Channel Outdoor Holdings, Inc., Term B
	Loan, 3.601% (LIBOR + 350 bps), 8/21/26	$ 2,041,322
	Total Advertising Sales	$ 2,041,322
Advertising Services — 2.4%
500,000(b)	Dotdash Meredith, Inc., Term Loan B, 11/23/28	$ 497,187
1,963,216	Polyconcept North America Holdings, Inc., First
Lien Closing Date Term Loan, 5.50% (LIBOR + 450
	bps), 8/16/23	1,958,002
1,000,000	Summer BC Holdco B S.a r.l. USD Additional
	Facility B2, 5.25% (LIBOR + 450 bps), 12/4/26	999,375
	Total Advertising Services	$ 3,454,564
Aerospace & Defense — 2.2%
926,250	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR
	+ 575 bps), 3/19/26	$ 921,619
694,750	Spirit AeroSystems, Inc., (fka Mid-Western Aircraft
Systems, Inc. and Onex Wind Finance LP.), 2021
Refinancing Term Loan, 4.25% (LIBOR +
	375 bps), 1/15/25	695,184
1,545,388	WP CPP Holdings, LLC, First Lien Initial Term Loan,
	4.75% (LIBOR + 375 bps), 4/30/25	1,489,367
	Total Aerospace & Defense	$ 3,106,170
Airlines — 3.2%
500,000	AAdvantage Loyalty IP, Ltd. (American Airlines,
Inc.), Initial Term Loan, 5.50% (LIBOR +
	475 bps), 4/20/28	$ 515,000
1,274,117	Allegiant Travel Co., Replacement Term Loan,
	3.158% (LIBOR + 300 bps), 2/5/24	1,262,437
1,170,000^	Grupo Aeromexico SAB de CV, DIP Tranche 1
	Facility, 9.00% (LIBOR + 800 bps), 12/30/21	1,178,775
1,250,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	1,310,045
340,000	SkyMiles IP Ltd., Initial Term Loan, 4.75% (LIBOR +
	375 bps), 10/20/27	357,814
	Total Airlines	$ 4,624,071

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Airport Development & Maintenance — 0.2%
250,000	KKR Apple Bidco LLC, Second Lien Initial Term
	Loan, 6.25% (LIBOR + 575 bps), 9/21/29	$ 253,281
	Total Airport Development & Maintenance	$ 253,281
Apparel Manufacturers — 0.2%
347,379	Canada Goose, Inc., 2021 Refinancing Term Loan,
	4.25% (LIBOR + 350 bps), 10/7/27	$ 347,162
	Total Apparel Manufacturers	$ 347,162
Appliances — 0.3%
408,210	Weber-Stephen Products LLC, Initial Term B Loan,
	4.00% (LIBOR + 325 bps), 10/30/27	$ 407,700
	Total Appliances	$ 407,700
Applications Software — 0.9%
250,000(b)	EP Purchaser LLC, First Lien Closing Date Term
	Loan, 11/6/28	$ 249,062
1,000,000(b)	Loyalty Ventures, Inc., Term B Loan, 11/3/27	995,625
	Total Applications Software	$ 1,244,687
Auction House & Art Dealer — 0.4%
498,750	Sotheby's, 2021 Second Refinancing Term Loan,
	5.00% (LIBOR + 450 bps), 1/15/27	$ 500,205
	Total Auction House & Art Dealer	$ 500,205
Auto Parts & Equipment — 3.0%
598,500	Autokiniton US Holdings, Inc., (aka L&W, Inc.)
Closing Date Term B Loan, 5.00% (LIBOR +
	450 bps), 4/6/28	$ 598,313
1,472,645	First Brands Group LLC, First Lien 2021 Term Loan,
	6.00% (LIBOR + 500 bps), 3/30/27	1,482,464
1,484,789	IXS Holdings, Inc., Initial Term Loan, 5.00% (LIBOR
	+ 425 bps), 3/5/27	1,466,229
750,000	Wheel Pros, Inc., First Lien Initial Term Loan, 5.25%
	(LIBOR + 450 bps), 5/11/28	747,060
	Total Auto Parts & Equipment	$ 4,294,066
Auto Parts & Equipment — 0.5%
648,375	Adient US LLC, Term B-1 Loan, 3.59% (LIBOR + 350
	bps), 4/10/28	$ 647,058
	Total Auto Parts & Equipment	$ 647,058
Auto-Truck Trailers — 0.7%
997,500	American Trailer World Corp., First Lien Initial Term
	Loan, 4.50% (LIBOR + 375 bps), 3/3/28	$ 990,019
	Total Auto-Truck Trailers	$ 990,019
Beverages — 0.3%
498,750	Triton Water Holdings, Inc., First Lien Initial Term	$ 497,147
Loan, 4.00% (LIBOR + 350 bps), 3/31/28
	Total Beverages	$ 497,147

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 17

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Broadcast Service & Programing — 0.5%
750,000(b)	Univision Communications, Inc., Term
	Loan B, 5/5/28	$ 749,414
	Total Broadcast Service & Programing	$ 749,414
Building & Construction — 1.3%
448,890	DG Investment Intermediate Holdings 2, Inc., First
Lien Closing Date Initial Term Loan, 4.50% (LIBOR +
	375 bps), 3/31/28	$ 452,818
500,000	DG Investment Intermediate Holdings 2, Inc.,
Second Lien Initial Term Loan, 7.50% (LIBOR +
	675 bps), 3/30/29	504,375
919,807	Service Logic Acquisition, Inc., First Lien Closing Date
	Initial Term Loan, 4.75% (LIBOR + 400 bps), 10/29/27	919,807
	Total Building & Construction	$ 1,877,000
Building & Construction Products — 0.7%
995,000	CP Atlas Buyer, Inc., Term B Loan, 4.25% (LIBOR +
	375 bps), 11/23/27	$ 987,469
5,801	Thor Industries, Inc., Term B-1 USD Loan, 3.125%
	(LIBOR + 300 bps), 2/1/26	5,806
	Total Building & Construction Products	$ 993,275
Building Production — 2.3%
500,000	Chariot Buyer LLC., First Lien Initial Term Loan,
	4.00% (LIBOR + 350 bps), 11/3/28	$ 497,813
1,473,560	Cornerstone Building Brands, Inc., Tranche B Term
	Loan, 3.75% (LIBOR + 325 bps), 4/12/28	1,471,902
550,000(b)	Peacock Merger Corp., Term Loan, 11/16/28	546,906
850,000	Vector WP HoldCo., Inc. (Vector Canada Acquisition
ULC), Initial Term B Loan, 5.75% (LIBOR +
	500 bps), 10/12/28	845,750
	Total Building Production	$ 3,362,371
Building-Heavy Construction — 0.4%
500,000	Aegion Corp., Initial Term Loan, 5.50% (LIBOR +
	475 bps), 5/17/28	$ 505,156
	Total Building-Heavy Construction	$ 505,156
Building-Maintenance & Service — 0.5%
750,000	ArchKey Holdings, Inc., First Lien Initial Term Loan,
	6.00% (LIBOR + 525 bps), 6/29/28	$ 750,000
	Total Building-Maintenance & Service	$ 750,000
Cable & Satellite Television — 1.5%
600,000	Directv Financing LLC, Closing Date Term Loan,
	5.75% (LIBOR + 500 bps), 8/2/27	$ 599,458
1,000,000	Radiate Holdco LLC, Amendment No. 6 Term Loan,
	4.00% (LIBOR + 325 bps), 9/25/26	993,625
500,000	Virgin Media Bristol LLC, Facility Q, 3.339% (LIBOR
	+ 325 bps), 1/31/29	499,063
	Total Cable & Satellite Television	$ 2,092,146

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Casino Hotels — 3.8%
1,089,000	Caesars Resort Collection LLC, Term B-1 Loan,
	3.591% (LIBOR + 350 bps), 7/21/25	$ 1,090,701
2,192,370	Golden Nugget LLC, Initial B Term Loan, 3.25%
	(LIBOR + 250 bps), 10/4/23	2,178,497
1,856,351	Spectacle Gary Holdings LLC, Closing Date Term
	Loan, 11.00% (LIBOR + 900 bps), 12/23/25	2,026,518
138,649	Spectacle Gary Holdings LLC, Delayed Draw Term
	Loan, 11.00% (LIBOR + 900 bps), 12/23/25	151,358
	Total Casino Hotels	$ 5,447,074
Casino Services — 1.5%
548,132	Everi Holdings, Inc., Term B Loan, 3.00% (LIBOR +
	250 bps), 8/3/28	$ 547,545
500,000	J&J Ventures Gaming LLC, Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 4/26/28	499,375
1,100,000	Lucky Bucks LLC, Initial Term Loan, 6.25% (LIBOR +
	550 bps), 7/30/27	1,080,750
	Total Casino Services	$ 2,127,670
Cellular Telecom — 2.5%
1,957,020	Altice France SA, USD TLB-13 Incremental Term
	Loan, 4.118% (LIBOR + 400 bps), 8/14/26	$ 1,945,094
498,750	Gogo Intermediate Holdings LLC, Initial Term Loan,
	4.50% (LIBOR + 375 bps), 4/30/28	497,566
750,000	Xplornet Communications, Inc., First Lien Refinancing
	Term Loan, 4.50% (LIBOR + 400 bps), 10/2/28	748,594
350,000	Xplornet Communications, Inc., Second Lien Initial
	Term Loan, 7.50% (LIBOR + 700 bps), 10/1/29	352,625
	Total Cellular Telecom	$ 3,543,879
Chemicals-Diversified — 1.9%
1,000,000	Arc Falcon I, Inc., Second Lien Initial Term Loan,
	7.50% (LIBOR + 700 bps), 9/30/29	$ 992,500
750,000	Geon Performance Solutions LLC (Fka. Echo US
Holdings, LLC), Initial Term Loan, 5.50% (LIBOR +
	475 bps), 8/18/28	758,672
1,027,424	Hexion, Inc., USD Term Loan, 3.64% (LIBOR +
	350 bps), 7/1/26	1,028,708
	Total Chemicals-Diversified	$ 2,779,880
Chemicals-Specialty — 1.7%
1,094,500	Cpc Acquisition Corp., First Lien Initial Term Loan,
	4.50% (LIBOR + 375 bps), 12/29/27	$ 1,091,079
598,500	Herens US Holdco Corp., USD Facility B, 4.75%
	(LIBOR + 400 bps), 7/3/28	598,500
721,380	LSF11 Skyscraper Holdco S.a r.l. USD Facility B3,
	4.25% (LIBOR + 350 bps), 9/29/27	720,478
18,977	Nouryon USA LLC, Initial Dollar Term Loan, 3.092%
	(LIBOR + 300 bps), 10/1/25	18,764
	Total Chemicals-Specialty	$ 2,428,821

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 19

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Commercial Services — 4.8%
1,791,000	Amentum Government Services Holdings LLC,
First Lien Tranche 2 Term Loan, 5.50% (LIBOR +
	475 bps), 1/29/27	$ 1,791,747
750,000	CoreLogic, Inc. (fka First American Corporation),
First Lien Initial Term Loan, 4.00% (LIBOR +
	350 bps), 6/2/28	746,484
597,000	Indy US Bidco LLC, 2021 Refinancing Dollar Term
	Loan, 3.84% (LIBOR + 375 bps), 3/6/28	595,881
1,211,320	MRO Holdings, Inc., Initial Term Loan, 5.132%
	(LIBOR + 500 bps), 6/4/26	1,214,348
645,125	TruGreen LP, First Lien Second Refinancing Term
	Loan, 4.75% (LIBOR + 400 bps), 11/2/27	646,496
1,910,608	Verscend Holding Corp., Term B-1 Loan, 4.09%
	(LIBOR + 400 bps), 8/27/25	1,911,503
	Total Commercial Services	$ 6,906,459
Communications Software — 0.4%
500,000	Mavenir Systems, Inc., Initial Term Loan, 5.25%
	(LIBOR + 475 bps), 8/18/28	$ 501,875
	Total Communications Software	$ 501,875
Computer Data Security — 1.2%
1,150,000	Magenta Buyer, LLC, First Lien Initial Term Loan,
	5.75% (LIBOR + 500 bps), 7/27/28	$ 1,147,364
600,000	Vision Solutions, Inc. (Precisely Software Incorporated),
First Lien Third Amendment Term Loan, 4.75%
	(LIBOR + 400 bps), 4/24/28	600,187
	Total Computer Data Security	$ 1,747,551
Computer Services — 3.0%
1,132,163	Ahead DB Holdings LLC, First Lien Term B Loan,
	4.50% (LIBOR + 375 bps), 10/18/27	$ 1,132,162
1,042,125	PAE, Inc., First Lien Initial Term Loan, 5.25% (LIBOR
	+ 450 bps), 10/19/27	1,043,688
995,000	Peraton Corp., First Lien Term B Loan, 4.50%
	(LIBOR + 375 bps), 2/1/28	994,378
500,000	Redstone Holdco 2 LP, First Lien Initial Term Loan,
	5.50% (LIBOR + 475 bps), 4/27/28	474,792
600,000	Sitel Group, Initial Dollar Term Loan, 4.25% (LIBOR
	+ 375 bps), 8/28/28	598,725
	Total Computer Services	$ 4,243,745
Computer Software — 2.6%
1,000,000(b)	Bali Finco Inc., Term B-2 Loan, 6/30/26	$ 989,219
1,250,000	Cornerstone OnDemand, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 375 bps), 10/16/28	1,245,834
500,000	Idera, Inc., First Lien Term B-1 Loan, 4.50% (LIBOR
	+ 375 bps), 3/2/28	498,750
1,044,750	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.50% (LIBOR + 275 bps), 2/15/28	1,031,364
	Total Computer Software	$ 3,765,167

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Computers-Integrated Systems — 0.5%
559,513	Cubic Corp., First Lien Term B Loan, 5.00% (LIBOR
	+ 425 bps), 5/25/28	$ 560,702
113,800	Cubic Corp., First Lien Term C Loan, 5.00% (LIBOR
	+ 425 bps), 5/25/28	114,041
	Total Computers-Integrated Systems	$ 674,743
Consulting Services — 1.2%
1,047,375	Ankura Consulting Group LLC, First Lien Closing
	Date Term Loan, 5.25% (LIBOR + 450 bps), 3/17/28	$ 1,047,375
753,920	MAG DS Corp., Initial Term Loan, 6.50% (LIBOR +
	550 bps), 4/1/27	703,030
	Total Consulting Services	$ 1,750,405
Consumer Products — 1.0%
1,408,094	Instant Brands Holdings, Inc., Initial Loan, 5.75%
	(LIBOR + 500 bps), 4/12/28	$ 1,404,574
	Total Consumer Products	$ 1,404,574
Containers-Metal & Glass — 0.7%
990,019	Plaze, Inc., 2021-1 Term Loan, 4.50% (LIBOR + 375
	bps), 8/3/26	$ 980,119
	Total Containers-Metal & Glass	$ 980,119
Containers-Paper & Plastic — 2.8%
497,494	Charter Next Generation, Inc., First Lien 2021 Initial
	Term Loan, 4.50% (LIBOR + 375 bps), 12/1/27	$ 498,254
706,703	Graham Packaging Co., Inc., 2021 Initial Term
	Loan, 3.75% (LIBOR + 300 bps), 8/4/27	702,538
789,316	Pregis TopCo, LLC, First Lien Initial Term Loan,
	4.091% (LIBOR + 400 bps), 7/31/26	788,986
1,304,260	Proampac PG Borrower LLC, First Lien 2020-1
	Term Loan, 4.50% (LIBOR + 375 bps), 11/3/25	1,303,282
35,043	Trident TPI Holdings, Inc., Tranche B-3 DDTL Term
	Loan, 4.50% (LIBOR + 400 bps), 9/15/28	35,025
613,044	Trident TPI Holdings, Inc., Tranche B-3 Initial Term
	Loan, 4.50% (LIBOR + 400 bps), 9/15/28	612,715
	Total Containers-Paper & Plastic	$ 3,940,800
Cosmetics & Toiletries — 0.5%
780,170	Sunshine Luxembourg VII S.a r.l. Facility B3, 4.50%
	(LIBOR + 375 bps), 10/1/26	$ 779,293
	Total Cosmetics & Toiletries	$ 779,293
Cruise Lines — 1.1%
1,629,375	Carnival Corp., Initial Advance, 3.75% (LIBOR +
	300 bps), 6/30/25	$ 1,609,008
	Total Cruise Lines	$ 1,609,008
Data Processing & Management — 1.6%
2,243,726	DTI Holdco, Inc., Replacement B-1 Term Loan,
	5.75% (LIBOR + 475 bps), 9/29/23	$ 2,219,536
	Total Data Processing & Management	$ 2,219,536

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 21

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Dialysis Centers — 1.4%
2,059,675	US Renal Care, Inc., Initial Term Loan, 5.09% (LIBOR
	+ 500 bps), 6/26/26	$ 2,006,251
	Total Dialysis Centers	$ 2,006,251
Distribution & Wholesale — 0.8%
1,106,528	Patriot Container Corp. (aka Wastequip),
First Lien Closing Date Term Loan, 4.75%
	(LIBOR + 375 bps), 3/20/25	$ 1,091,313
	Total Distribution & Wholesale	$ 1,091,313
E-Commerce — 0.7%
497,500	CNT Holdings I Corp., First Lien Initial Term Loan,
	4.50% (LIBOR + 375 bps), 11/8/27	$ 496,878
454,779	Trader Corp., First Lien 2017 Refinancing Term
	Loan, 4.00% (LIBOR + 300 bps), 9/28/23	453,642
	Total E-Commerce	$ 950,520
Electric-Generation — 1.8%
1,929,504	Eastern Power, LLC (Eastern Covert Midco LLC),
	Term Loan, 4.75% (LIBOR + 375 bps), 10/2/25	$ 1,646,280
987,500	Hamilton Projects Acquiror LLC, Term Loan, 5.50%
	(LIBOR + 450 bps), 6/17/27	987,147
	Total Electric-Generation	$ 2,633,427
Electric-Integrated — 2.2%
1,221,870	Exgen Renewables IV LLC, Term Loan, 3.50%
	(LIBOR + 250 bps), 12/15/27	$ 1,223,179
1,436,813	PG&E Corp., Term Loan, 3.50% (LIBOR +
	300 bps), 6/23/25	1,423,044
479,452	Pike Corp., 2028 Initial Term Loan, 3.10% (LIBOR +
	300 bps), 1/21/28	477,440
	Total Electric-Integrated	$ 3,123,663
Electronic Composition — 3.5%
1,125,381	Compass Power Generation LLC, Tranche B-1 Term
	Loan, 4.50% (LIBOR + 350 bps), 12/20/24	$ 1,120,035
1,714,275	Energy Acquisition Co., Inc., First Lien Initial Term
	Loan, 4.351% (LIBOR + 425 bps), 6/26/25	1,704,632
2,234,234	Natel Engineering Co., Inc., Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 4/30/26	2,190,482
	Total Electronic Composition	$ 5,015,149
E-Marketing & Information — 0.2%
350,000	Trader Interactive LLC (fka Dominion Web Solutions
LLC), Initial Term Loan, 4.50% (LIBOR +
	400 bps), 7/28/28	$ 349,562
	Total E-Marketing & Information	$ 349,562
Engines — 0.7%
1,000,000	Arcline FM Holdings LLC, Second Lien Term Loan,
	9.00% (LIBOR + 825 bps), 6/15/29	$ 1,005,000
	Total Engines	$ 1,005,000

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Enterprise Software & Services — 0.3%
500,000(b)	Skopima Consilio Parent LLC, First Lien Initial Term
	Loan, 5/12/28	$ 496,328
	Total Enterprise Software & Services	$ 496,328
Finance-Leasing Company — 1.0%
1,472,500	Fly Willow Funding Ltd., Term Loan B, 7.00% (LIBOR +
	600 bps), 10/8/25	$ 1,473,420
	Total Finance-Leasing Company	$ 1,473,420
Food-Dairy Products — 1.2%
1,732,500	Chobani LLC., 2020 New Term Loan, 4.50% (LIBOR
	+ 350 bps), 10/25/27	$ 1,729,612
	Total Food-Dairy Products	$ 1,729,612
Gambling (Non-Hotel) — 1.8%
643,500	Enterprise Development Authority, Term B Loan, 5.00%
	(LIBOR + 425 bps), 2/28/28	$ 645,109
2,005,693	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.84% (LIBOR + 275 bps), 8/14/24	1,995,540
	Total Gambling (Non-Hotel)	$ 2,640,649
Housewares — 0.3%
485,000	Ozark Holdings LLC, 2020 Refinancing Term Loan,
	4.25% (LIBOR + 375 bps), 12/16/27	$ 483,181
	Total Housewares	$ 483,181
Human Resources — 3.3%
995,000	Ingenovis Health, Inc., First Lien Initial Term Loan,
	4.50% (LIBOR + 375 bps), 3/6/28	$ 999,665
3,914,518	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	3,733,471
	Total Human Resources	$ 4,733,136
Independ Power Producer — 1.0%
1,462,400	EFS Cogen Holdings I LLC, Term B Advance, 4.50%
	(LIBOR + 350 bps), 10/1/27	$ 1,456,713
	Total Independ Power Producer	$ 1,456,713
Internet Content — 1.2%
997,500(b)	Adevinta ASA, Facility B2, 6/26/28	$ 997,032
650,000	Hunter US Bidco, Inc., First Lien Initial Dollar Term
	Loan, 4.75% (LIBOR + 425 bps), 8/19/28	649,188
	Total Internet Content	$ 1,646,220
Internet Gambling — 0.0%
18,875	Landry's Finance Acquisition Co., 2020 Initial Term
	Loan, 13.00% (LIBOR + 1200 bps), 10/4/23	$ 20,527
	Total Internet Gambling	$ 20,527

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 23

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Investment Management & Advisory Services — 0.3%
498,750	Edelman Financial Engines Center LLC, First Lien 2021
	Initial Term Loan, 4.25% (LIBOR + 350 bps), 4/7/28	$ 496,880
	Total Investment Management & Advisory Services	$ 496,880
Lighting Products & Systems — 0.7%
992,356	Pelican Products, Inc., First Lien Term Loan, 4.50%
	(LIBOR + 350 bps), 5/1/25	$ 993,906
	Total Lighting Products & Systems	$ 993,906
Machinery — 0.8%
1,155,963	Engineered Components & Systems LLC, First Lien
	Initial Term Loan, 6.50% (LIBOR + 600 bps), 8/2/28	$ 1,144,404
	Total Machinery	$ 1,144,404
Medical Diagnostic Imaging — 0.5%
744,375	US Radiology Specialists, Inc. (US Outpatient Imaging
Services, Inc.), Closing Date Term Loan, 6.25%
	(LIBOR + 550 bps), 12/15/27	$ 745,492
	Total Medical Diagnostic Imaging	$ 745,492
Medical Information Systems — 1.4%
1,524,392	athenahealth, Inc., First Lien Term B-1 Loan, 4.339%
	(LIBOR + 425 bps), 2/11/26	$ 1,525,917
497,503	Azalea TopCo, Inc., First Lien 2021 Term Loan, 4.50%
	(LIBOR + 375 bps), 7/24/26	498,125
	Total Medical Information Systems	$ 2,024,042
Medical Labs & Testing Services — 2.4%
1,171,246	Envision Healthcare Corp., Initial Term Loan, 3.84%
	(LIBOR + 375 bps), 10/10/25	$ 883,413
497,481	eResearchTechnology, Inc., First Lien Initial Term
	Loan, 5.50% (LIBOR + 450 bps), 2/4/27	498,103
1,473,863	FC Compassus LLC, Term B-1 Loan, 5.00% (LIBOR
	+ 425 bps), 12/31/26	1,474,231
103,646	PPD, Inc., Initial Term Loan, 2.50%
	(LIBOR + 200 bps), 1/13/28	103,555
498,750	Sound Inpatient Physicians Holdings LLC, First Lien
2021 Incremental Term Loan, 3.50% (LIBOR +
	300 bps), 6/27/25	498,542
	Total Medical Labs & Testing Services	$ 3,457,844
Medical Products — 1.0%
1,253,539	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 3.841% (LIBOR + 375 bps), 11/13/25	$ 1,234,213
216,546	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 3.84% (LIBOR + 375 bps), 11/13/25	213,207
	Total Medical Products	$ 1,447,420
Medical-Biomedical & Gene — 1.0%
1,400,000(b)	ANI Pharmaceuticals, Inc., Term Loan B, 5/24/27	$ 1,405,250
	Total Medical-Biomedical & Gene	$ 1,405,250

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Medical-Drugs — 1.7%
1,238,587	Endo Luxembourg Finance Company I S.a r.l., 2021
	Term Loan, 5.75% (LIBOR + 500 bps), 3/27/28	$ 1,207,932
498,750	Jazz Financing Lux S.a r.l. Initial Dollar Term Loan,
	4.00% (LIBOR + 350 bps), 5/5/28	498,361
705,882	Padagis LLC, Term B Loan, 5.25% (LIBOR +
	475 bps), 7/6/28	705,882
	Total Medical-Drugs	$ 2,412,175
Medical-HMO — 0.7%
997,500	One Call Corp., First Lien Term B Loan, 6.25%
	(LIBOR + 550 bps), 4/22/27	$ 999,370
	Total Medical-HMO	$ 999,370
Medical-Hospitals — 1.2%
1,508,209	Quorum Health Corp., Exit Term Loan, 8.75%
	(LIBOR + 775 bps), 4/29/25	$ 1,472,389
208,950	Surgery Center Holdings, Inc., 2021 New Term
	Loan, 4.50% (LIBOR + 375 bps), 8/31/26	208,500
	Total Medical-Hospitals	$ 1,680,889
Medical-Nursing Homes — 1.1%
1,559,195	Kindred Healthcare LLC, Closing Date Term Loan,
	4.625% (LIBOR + 450 bps), 7/2/25	$ 1,559,682
	Total Medical-Nursing Homes	$ 1,559,682
Medical-Outpatient & Home Medicine — 0.3%
420,000	Medical Solutions Holdings, Inc., First Lien Initial
	Term Loan, 4.00% (LIBOR + 350 bps), 11/1/28	$ 418,582
	Total Medical-Outpatient & Home Medicine	$ 418,582
Medical-Wholesale Drug Distribution — 0.6%
873,146	Gainwell Acquisition Corp., First Lien Term B Loan,
	4.75% (LIBOR + 400 bps), 10/1/27	$ 873,692
	Total Medical-Wholesale Drug Distribution	$ 873,692
Metal Processors & Fabrication — 1.4%
500,000	Grinding Media, Inc. (Molycop Ltd.), First Lien
	Initial Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 499,062
748,125	Tiger Acquisition LLC, First Lien Initial Term Loan,
	3.75% (LIBOR + 325 bps), 6/1/28	743,294
835,000	WireCo WorldGroup, Inc., Initial Term Loan, 0.0%
	(LIBOR + 425 bps), 11/13/28	831,869
	Total Metal Processors & Fabrication	$ 2,074,225
Metal-Iron — 0.7%
10,089	TMS International Corp., Term B-2 Loan, 3.75%
	(LIBOR + 275 bps), 8/14/24	$ 10,064
992,500	TMS International Corp., Term B-3 Loan, 3.75%
	(LIBOR + 275 bps), 8/14/24	991,259
	Total Metal-Iron	$ 1,001,323

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 25

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Multimedia — 0.3%
433,750	EW Scripps Co., The Tranche B-3 Term Loan, 3.75%
	(LIBOR + 300 bps), 1/7/28	$ 433,672
	Total Multimedia	$ 433,672
Networking Products — 0.9%
1,240,625	LogMeIn, Inc., First Lien Initial Term Loan, 4.839%
	(LIBOR + 475 bps), 8/31/27	$ 1,235,197
	Total Networking Products	$ 1,235,197
Office Automation & Equipment — 0.6%
895,500	Pitney Bowes, Inc., Refinancing Tranche B Term
	Loan, 4.10% (LIBOR + 400 bps), 3/17/28	$ 894,381
	Total Office Automation & Equipment	$ 894,381
Paper & Related Products — 1.1%
997,500	Schweitzer-Mauduit International, Inc., Term B
	Loan, 4.50% (LIBOR + 375 bps), 2/9/28	$ 991,681
537,500	Sylvamo Corp., Term Loan B, 5.00% (LIBOR +
	450 bps), 8/18/28	537,948
	Total Paper & Related Products	$ 1,529,629
Pastoral & Agricultural — 0.5%
650,000	Alltech, Inc., Term B Loan, 4.50% (LIBOR +
	400 bps), 10/13/28	$ 651,625
	Total Pastoral & Agricultural	$ 651,625
Pharmacy Services — 0.2%
350,000	Option Care Health, Inc., First Lien 2021 Refinancing
	Term Loan, 3.25% (LIBOR + 275 bps), 10/27/28	$ 349,563
	Total Pharmacy Services	$ 349,563
Physical Therapy & Rehabilitation Centers — 2.0%
600,000	Summit Behavioral Healthcare LLC, First Lien Initial
	Term Loan, 5.50% (LIBOR + 475 bps), 11/24/28	$ 588,000
2,218,247	Upstream Newco, Inc., First Lien August 2021
Incremental Term Loan, 4.34% (LIBOR +
	425 bps), 11/20/26	2,212,240
	Total Physical Therapy & Rehabilitation Centers	$ 2,800,240
Pipelines — 2.4%
3,450,856	Traverse Midstream Partners LLC, Advance, 5.25%
	(LIBOR + 650 bps), 9/27/24	$ 3,430,727
	Total Pipelines	$ 3,430,727
Property & Casualty Insurance — 1.3%
497,500	Asurion LLC, New B-9 Term Loan, 3.34% (LIBOR +
	325 bps), 7/31/27	$ 491,592
1,250,000	Asurion LLC, Second Lien New B-4 Term Loan,
	5.341% (LIBOR + 525 bps), 1/20/29	1,239,649

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Property & Casualty Insurance (continued)
122,500	Sedgwick Claims Management Services, Inc.
(Lightning Cayman Merger Sub, Ltd.), 2020 Term
	Loan, 5.25% (LIBOR + 425 bps), 9/3/26	$ 122,755
	Total Property & Casualty Insurance	$ 1,853,996
Protection-Safety — 1.0%
1,500,000	APX Group, Inc., Initial Term Loan, 4.00% (LIBOR +
	350 bps), 7/10/28	$ 1,497,856
	Total Protection-Safety	$ 1,497,856
Publishing — 0.8%
350,000	Cengage Learning, Inc., First Lien Term B Loan,
	5.75% (LIBOR + 475 bps), 7/14/26	$ 349,317
750,000	McGraw-Hill Education, Inc., Initial Term Loan,
	5.25% (LIBOR + 475 bps), 7/28/28	741,281
	Total Publishing	$ 1,090,598
Recycling — 0.5%
698,250	LTR Intermediate Holdings, Inc., Initial Term Loan,
	5.50% (LIBOR + 450 bps), 5/5/28	$ 698,250
	Total Recycling	$ 698,250
Rental Auto & Equipment — 0.3%
455,000(b)	PECF USS Intermediate Holding III Corp., Term
	Loan B, 11/4/28	$ 455,284
	Total Rental Auto & Equipment	$ 455,284
Retail — 6.7%
500,000	At Home Group, Inc., Initial Term Loan, 4.75%
	(LIBOR + 425 bps), 7/24/28	$ 498,828
399,000	Foundation Building Materials, Inc., First Lien Initial
	Term Loan, 3.75% (LIBOR + 325 bps), 1/31/28	395,134
1,091,750	Great Outdoors Group LLC, Term B-2 Loan, 4.50%
	(LIBOR + 375 bps), 3/6/28	1,087,656
1,028,167	Highline Aftermarket Acquisition LLC, First Lien
	Initial Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	1,012,744
1,047,375	Michaels Cos, Inc., The Term B Loan, 5.00% (LIBOR
	+ 425 bps), 4/15/28	1,043,447
497,500	Petco Health & Wellness Co., Inc., First Lien Initial
	Term Loan, 4.00% (LIBOR + 325 bps), 3/3/28	496,505
1,047,375	PetSmart LLC, Initial Term Loan, 4.50% (LIBOR +
	375 bps), 2/11/28	1,047,637
746,250	RVR Dealership Holdings, LLC, Term Loan, 4.75%
	(LIBOR + 400 bps), 2/8/28	743,918
698,250	SRS Distribution, Inc., 2021 Refinancing Term
	Loan, 4.25% (LIBOR + 375 bps), 6/2/28	697,959
2,116,222	Staples, Inc., 2019 Refinancing New Term B-2
	Loan, 4.632% (LIBOR + 450 bps), 9/12/24	2,070,724
500,000	Torrid LLC, Closing Date Term Loan, 6.25% (LIBOR
	+ 550 bps), 6/14/28	503,125
	Total Retail	$ 9,597,677

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 27

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Rubber & Plastic Products — 0.8%
1,144,466	Gates Global LLC, Initial B-3 Dollar Term Loan,
	3.25% (LIBOR + 250 bps), 3/31/27	$ 1,137,171
	Total Rubber & Plastic Products	$ 1,137,171
Schools — 0.7%
1,083,331	KUEHG Corp. (fka MergerSub, Inc.), Term B-3
	Loan, 4.75% (LIBOR + 375 bps), 2/21/25	$ 1,064,373
	Total Schools	$ 1,064,373
Security Services — 1.4%
1,964,719	Garda World Security Corp., Term B-2 Loan, 4.35%
	(LIBOR + 425 bps), 10/30/26	$ 1,965,947
	Total Security Services	$ 1,965,947
Semiconductor Equipment — 0.9%
1,304,021	Ultra Clean Holdings, Inc., Second Amendment Term B
	Loan, 3.84% (LIBOR + 375 bps), 8/27/25	$ 1,306,466
	Total Semiconductor Equipment	$ 1,306,466
Shipbuilding — 0.9%
1,228,120	MHI Holdings LLC, Initial Term Loan, 5.092%
	(LIBOR + 500 bps), 9/21/26	$ 1,232,725
	Total Shipbuilding	$ 1,232,725
Soap & Cleaning Preparation — 0.5%
744,375	Kronos Acquisition Holdings, Inc., Tranche B-1 Term
	Loan, 4.25% (LIBOR + 375 bps), 12/22/26	$ 721,672
	Total Soap & Cleaning Preparation	$ 721,672
Steel Producers — 1.0%
1,506,134	Phoenix Services International LLC, Term B Loan,
	4.75% (LIBOR + 375 bps), 3/1/25	$ 1,492,956
	Total Steel Producers	$ 1,492,956
Telecom Services — 0.7%
1,038,051	Windstream Services, LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	$ 1,043,134
	Total Telecom Services	$ 1,043,134
Textile-Home Furnishings — 0.7%
1,000,000	Runner Buyer, Inc., Initial Term Loan, 6.25% (LIBOR
	+ 550 bps), 10/20/28	$ 987,500
	Total Textile-Home Furnishings	$ 987,500
Theaters — 0.7%
1,060,827	AMC Entertainment Holdings, Inc. (fka AMC
Entertainment, Inc.), Term B-1 Loan, 3.09% (LIBOR
	+ 300 bps), 4/22/26	$ 957,396
	Total Theaters	$ 957,396

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Transportation - Trucks — 0.4%
500,000	Carriage Purchaser, Inc., Term B Loan, 5.00%
	(LIBOR + 425 bps), 9/30/28	$ 501,250
	Total Transportation — Trucks	$ 501,250
Transportation Services — 1.6%
700,000	AIT Worldwide Logistics Holdings, Inc., First Lien
	Initial Term Loan, 5.50% (LIBOR + 475 bps), 4/6/28	$ 702,333
350,000	ASP LS Acquisition Corp., First Lien Initial Term Loan,
	5.25% (LIBOR + 450 bps), 5/7/28	351,021
500,000	Echo Global Logistics, Inc., Term Loan, 4.25% (LIBOR +
	375 bps), 11/3/28	498,438
547,794	First Student Bidco, Inc., Initial Term B Loan,
	3.50% (LIBOR + 300 bps), 7/21/28	543,515
202,206	First Student Bidco, Inc., Initial Term C Loan, 3.50%
	(LIBOR + 300 bps), 7/21/28	200,626
	Total Transportation Services	$ 2,295,933
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $174,160,855)	$176,763,128

Shares
COMMON STOCKS — 0.7% of Net Assets
Energy Equipment & Services — 0.1%
7,172(c)	FTS International, Inc., Class A	$ 188,910
	Total Energy Equipment & Services	$ 188,910
Oil, Gas & Consumable Fuels — 0.5%
23,920(c)	Summit Midstream Partners LP	$ 714,730
	Total Oil, Gas & Consumable Fuels	$ 714,730
Specialty Retail — 0.1%
91,346(c)+^	Targus Cayman SubCo., Ltd.	$ 139,759
	Total Specialty Retail	$ 139,759
TOTAL COMMON STOCKS
	(Cost $663,264)	$ 1,043,399

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 3.4% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd. Series, Series 2019-4A, Class E,
	7.132% (3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$ 988,032
1,000,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series
2017-2A, Class E, 4.832% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	958,486
1,000,000	JPMorgan Chase Bank N.A., Series 2021-3, Class G,
	9.812% , 2/26/29 (144A)	986,943

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 29

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
ASSET BACKED SECURITIES (continued)
1,000,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
Class ER, 6.824% (3 Month USD LIBOR + 670 bps),
	1/15/33 (144A)	$ 998,742
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
Class DRR, 7.156% (3 Month USD LIBOR + 700 bps),
	2/14/31 (144A)	987,917
TOTAL ASSET BACKED SECURITIES
	(Cost $4,944,118)	$ 4,920,120
COLLATERALIZED MORTGAGE OBLIGATIONS —
1.7% of Net Assets
370,000(a)	Connecticut Avenue Securities Trust, Series 2021-
	R01, Class 1B2, 6.050%, 10/25/41 (144A)	$ 377,610
750,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-
	DNA5, Class B2, 5.550%, 1/25/34 (144A)	779,849
240,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-
	HQA3, Class B2, 6.300%, 9/25/41 (144A)	233,940
230,000(a)	Freddie Mac Structured Agency Credit Risk Debt
Notes, Series 2021-DNA7, Class B2, 7.848%,
	11/25/41 (144A)	240,801
710,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 10.592%,
	2/25/47 (144A)	813,870
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $2,408,719)	$ 2,446,070
COMMERCIAL MORTGAGE-BACKED
SECURITIES — 1.2% of Net Assets
315,000(a)	Capital Funding Mortgage Trust, Series 2021-8,
Class B, 14.35% (1 Month USD LIBOR + 1310 bps),
	6/22/23 (144A)	$ 315,000
189,865(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.338% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	189,911
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.089% (1 Month USD LIBOR + 400 bps),
	5/15/36 (144A)	525,441
1,000,000	Wells Fargo Commercial Mortgage Trust,
	Series 2015-C28, Class E, 3.00% , 5/15/48 (144A)	735,445
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,909,267)	$ 1,765,797
CORPORATE BONDS — 16.1% of Net Assets
Advertising — 0.2%
255,000	Clear Channel Outdoor Holdings, Inc., 7.50% ,
	6/1/29 (144A)	$ 262,013
	Total Advertising	$ 262,013
Aerospace & Defense — 0.3%
500,000	Bombardier, Inc., 7.125% , 6/15/26 (144A)	$ 515,825
	Total Aerospace & Defense	$ 515,825

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
Banks — 1.0%
1,000,000(d)(e)	Citigroup, Inc., 4.70% (SOFRRATE + 323 bps),	$ 997,880
391,000	Freedom Mortgage Corp., 8.25% , 4/15/25 (144A)	389,045
	Total Banks	$ 1,386,925
Building Materials — 1.8%
500,000	CP Atlas Buyer, Inc., 7.00% , 12/1/28 (144A)	$ 480,000
1,000,000	Koppers, Inc., 6.00% , 2/15/25 (144A)	1,017,500
996,000	Patrick Industries, Inc., 7.50% , 10/15/27 (144A)	1,055,760
	Total Building Materials	$ 2,553,260
Chemicals — 0.7%
1,000,000	Hexion, Inc., 7.875% , 7/15/27 (144A)	$ 1,060,120
	Total Chemicals	$ 1,060,120
Commercial Services — 0.6%
205,000	Allied Universal Holdco LLC/Allied Universal
Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625% ,
	6/1/28 (144A)	$ 198,338
200,000	Allied Universal Holdco LLC/Allied Universal
Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625% ,
	6/1/28 (144A)	193,500
500,000	Garda World Security Corp., 6.00% , 6/1/29 (144A)	473,750
	Total Commercial Services	$ 865,588
Computers — 0.1%
100,000	Diebold Nixdorf, Inc., 9.375% , 7/15/25 (144A)	$ 106,139
	Total Computers	$ 106,139
Diversified Financial Services — 1.3%
200,000	Jefferies Finance LLC / JFIN Co.-Issuer Corp.,
	5.00% , 8/15/28 (144A)	$ 200,000
1,520,000	VistaJet Malta Finance PLC / XO Management
	Holding, Inc., 10.50% , 6/1/24 (144A)	1,626,400
	Total Diversified Financial Services	$ 1,826,400
Engineering & Construction — 0.7%
1,000,000	Artera Services LLC, 9.033% , 12/4/25 (144A)	$ 1,005,000
	Total Engineering & Construction	$ 1,005,000
Entertainment — 0.7%
1,005,000	Mohegan Gaming & Entertainment, 8.00% ,
	2/1/26 (144A)	$ 1,029,381
	Total Entertainment	$ 1,029,381
Healthcare-Products — 0.3%
342,000	Varex Imaging Corp., 7.875% , 10/15/27 (144A)	$ 376,200
	Total Healthcare-Products	$ 376,200

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 31

Schedule of Investments | 11/30/21 (continued)

Principal
Amount
USD ($)		Value
Healthcare-Services — 0.7%
1,000,000	RegionalCare Hospital Partners Holdings Inc /
	LifePoint Health, Inc., 9.75% , 12/1/26 (144A)	$ 1,048,750
	Total Healthcare-Services	$ 1,048,750
Iron & Steel — 1.4%
1,087,000	Cleveland-Cliffs, Inc., 9.875% , 10/17/25 (144A)	$ 1,223,212
500,000	Metinvest BV, 7.75% , 10/17/29 (144A)	470,000
265,000	TMS International Corp., 6.25% , 4/15/29 (144A)	266,325
	Total Iron & Steel	$ 1,959,537
Leisure Time — 0.4%
105,000	Royal Caribbean Cruises, Ltd., 9.125% , 6/15/23 (144A)	$ 111,369
500,000	Viking Cruises, Ltd., 5.875% , 9/15/27 (144A)	463,890
	Total Leisure Time	$ 575,259
Lodging — 0.7%
1,000,000	Station Casinos LLC, 4.50% , 2/15/28 (144A)	$ 1,000,000
	Total Lodging	$ 1,000,000
Media — 1.0%
510,000	McGraw-Hill Education, Inc., 8.00% , 8/1/29 (144A)	$ 497,250
1,000,000	Sinclair Television Group, Inc., 5.50% , 3/1/30 (144A)	904,810
	Total Media	$ 1,402,060
Mining — 0.5%
500,000	Coeur Mining, Inc., 5.125% , 2/15/29 (144A)	$ 477,600
219,000	Joseph T Ryerson & Son, Inc., 8.50% , 8/1/28 (144A)	238,710
	Total Mining	$ 716,310
Oil & Gas — 1.1%
1,500,000	MEG Energy Corp., 7.125% , 2/1/27 (144A)	$ 1,545,000
	Total Oil & Gas	$ 1,545,000
REITs — 1.5%
1,000,000	iStar, Inc., 4.75% , 10/1/24	$ 1,033,290
1,065,000	Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital
	LLC, 7.875% , 2/15/25 (144A)	1,113,585
	Total REITs	$ 2,146,875
Retail — 0.5%
500,000	LBM Acquisition LLC, 6.25% , 1/15/29 (144A)	$ 478,600
221,000	Party City Holdings, Inc., 8.75% , 2/15/26 (144A)	223,210
	Total Retail	$ 701,810
Telecommunications — 0.6%
500,000	Altice France Holding S.A., 6.00% , 2/15/28 (144A)	$ 466,250
500,000	Lumen Technologies, Inc., 4.50% , 1/15/29 (144A)	470,145
	Total Telecommunications	$ 936,395
TOTAL CORPORATE BONDS
	(Cost $21,932,948)	$ 23,018,847

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Principal
Amount
USD ($)		Value
INSURANCE LINKED SECURITIES — 0.8% of
Net Assets#
Event Linked Bonds — 0.4%
Multiperil – U.S. — 0.2%
250,000(a)	Residential Reinsurance 2021, Ltd. Series 3, 5.535%
	(3 Month U.S. Treasury Bill + 550 bps), 12/6/28 (144A)	$ 249,975
Windstorm – U.S. Regional — 0.2%
250,000(a)	Matterhorn Re, 7.003%, (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	$ 250,000
	Total Event Linked Bonds	$ 250,000

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%
27,000(c)(f)+	Limestone Re, 3/1/23 (144A)	$ 3,739
	Windstorm – Florida — 0.0%†
250,000(c)(f)+	Formby Re 2018, 2/28/22	30,700
	Total Collateralized Reinsurance	$ 34,439
	Reinsurance Sidecars — 0.4%
	Multiperil – Worldwide — 0.4%
3,037(g)+	Alturas Re 2019-2, 3/10/22	$ 4,276
29,558(c)(g)+	Alturas Re 2020-2, 3/10/23	24,705
250,000(c)(f)+	Bantry Re 2016, 3/31/22	20,150
1,270,809(c)(f)+	Berwick Re 2018-1, 12/31/21	98,234
907,913(c)(f)+	Berwick Re 2019-1, 12/31/22	108,496
20,000(f)+	Eden Re II, 3/22/22 (144A)	5,982
3,800(f)+	Eden Re II, 3/22/23 (144A)	14,606
300,000(c)(g)+	Lorenz Re 2018, 7/1/22	—
199,590(c)(g)+	Lorenz Re 2019, 6/30/22	6,766
300,000(c)(f)+	Merion Re 2018-2, 12/31/21	49,650
400,000(c)(f)+	Pangaea Re 2018-1, 12/31/21	8,440
400,000(c)(f)+	Pangaea Re 2018-3, 7/1/22	8,280
327,699(c)(f)+	Pangaea Re 2019-1, 2/1/23	6,816
294,125(c)(f)+	Pangaea Re 2019-3, 7/1/23	10,588
324,259(f)+	Pangaea Re 2020-1, 2/1/24	6,874
150,000(f)+	Sector Re V, 12/1/23 (144A)	38,550
10,000(c)(f)+	Sector Re V, 12/1/24 (144A)	29,364
253,645(c)(f)+	Woburn Re 2018, 12/31/21	17,882
244,914(c)(f)+	Woburn Re 2019, 12/31/22	63,629
		$ 523,288

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 33

Schedule of Investments | 11/30/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. — 0.0%†
250,000(c)(f)+	Carnoustie Re 2017, 11/30/21	$ 32,950
250,000(c)(g)+	Harambee Re 2018, 12/31/21	4,175
250,000(g)+	Harambee Re 2019, 12/31/22	925
		$ 38,050
	Total Reinsurance Sidecars	$ 561,338
	TOTAL INSURANCE LINKED SECURITIES
	(Cost $1,444,998)	$ 1,095,752

Shares
	SHORT TERM INVESTMENTS — 4.3%
	of Net Assets
	Open-End Mutual Funds — 4.3%
6,088,915	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(h)	$ 6,088,915
	TOTAL SHORT TERM INVESTMENTS
	(Cost $6,088,915)	$ 6,088,915
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 151.6%
	(Cost $213,553,084)	$217,142,028
	OTHER ASSETS AND LIABILITIES — (51.6%)	$ (73,909,163)
	NET ASSETS — 100.0%	$143,232,865

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Funding Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2021, the value of these securities amounted to $30,711,880, or 21.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at November 30, 2021.
(b)	This term loan will settle after November 30, 2021, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at November 30, 2021.
(f)	Issued as participation notes.
(g)	Issued as preference shares.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

(h)	Rate periodically changes. Rate disclosed is the 7-day yield at November 30, 2021.
*	Senior secured floating rate loan interests in which the invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2021.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
+	Security that used significant unobservable inputs to determine its value.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 4,276
Alturas Re 2020-2	1/1/2020	29,558	24,705
Bantry Re 2016	2/6/2019	20,150	20,150
Berwick Re 2018-1	10/19/2018	185,623	98,234
Berwick Re 2019-1	12/31/2018	108,488	108,496
Carnoustie Re 2017	1/5/2017	59,439	32,950
Eden Re II	12/15/2017	1,195	5,982
Eden Re II	1/22/2019	446	14,606
Formby Re 2018	7/9/2018	23,470	30,700
Harambee Re 2018	12/19/2017	9,020	4,175
Harambee Re 2019	4/24/2019	—	925
Limestone Re	6/20/2018	230	3,739
Lorenz Re 2018	6/26/2018	57,291	—
Lorenz Re 2019	7/10/2019	62,994	6,766
Matterhorn Re	4/30/2020	250,000	250,000
Merion Re 2018-2	12/28/2017	12,346	49,650
Pangaea Re 2018-1	1/11/2018	57,203	8,440
Pangaea Re 2018-3	5/31/2018	96,345	8,280
Pangaea Re 2019-1	1/9/2019	3,440	6,816
Pangaea Re 2019-3	7/25/2019	8,824	10,588
Pangaea Re 2020-1	1/21/2020	—	6,874
Residential Reinsurance 2021	10/28/2021	250,000	249,975
Sector Re V	12/4/2018	51,714	38,550
Sector Re V	1/1/2020	10,000	29,364
Woburn Re 2018	10/19/2018	89,024	17,882
Woburn Re 2019	2/14/2019	55,161	63,629
Total Restricted Securities			$1,095,752
% of Net assets			0.8%

Purchases and sales of securities (excluding short term investments) for the year ended November 30, 2021, aggregated $113,951,223 and $253,543,781, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 35

Schedule of Investments | 11/30/21 (continued)

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2021, the Fund engaged in sales of $7,708,739 which resulted in a net realized gain/(loss) of $(171,939). During the year ended November 30, 2021, the Fund did not engage in any purchases.

At November 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $213,978,027 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$12,867,366
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(9,707,274)
Net unrealized appreciation	$ 3,160,092

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of November 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$176,763,128	$ —	$176,763,128
Common Stocks
Specialty Retail	—	—	139,759	139,759
All Other Common Stocks	903,640	—	—	903,640
Asset Backed Securities	—	4,920,120	—	4,920,120
Collateralized Mortgage
Obligations	—	2,446,070	—	2,446,070
Commercial Mortgage-Backed
Securities	—	1,765,797	—	1,765,797
Corporate Bonds	—	23,018,847	—	23,018,847
Insurance-Linked Securities
Multiperil –Worldwide	—	—	3,739	3,739
Collateralized Reinsurance
Windstorm – Florida	—	—	30,700	30,700
Reinsurance Sidecars
Multiperil – U.S.	—	—	38,050	38,050
Multiperil –Worldwide	—	—	523,288	523,288
All Other Insurance-Linked
Securities	—	499,975	—	499,975
Open-End Mutual Funds	6,088,915	—	—	6,088,915
Total Investments in Securities	$6,992,555	$209,413,937	$735,536	$217,142,028
Other Financial Instruments
Credit Agreement(a)	$ —	$ (69,450,000)	$ —	$ (69,450,000)
Total Other Financial Instruments	$ —	$ (69,450,000)	$ —	$ (69,450,000)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 11/30/20	$ 120,576	$1,819,308	$1,939,884
Realized gain (loss)(1)	—	(28,079)	(28,079)
Changed in unrealized appreciation (depreciation)(2)	19,183	(88,972)	(69,789)
Accrued discounts/premiums	—	(800,038)	(800,038)
Purchases	—	—	—
Sales	—	(306,442)	(306,442)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 11/30/21	$ 139,759	$ 595,777	$ 735,536

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	For the year ended November 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 37

Statement of Assets and Liabilities | 11/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $213,553,084)	$ 217,142,028
Distribution paid in advance	711,354
Receivables —
Investment securities sold	2,848,010
Interest	1,257,894
Total assets	$ 221,959,286
LIABILITIES:
Overdraft due to custodian	$ 549,190
Payables —
Credit agreement	69,450,000
Investment securities purchased	7,734,372
Distributions	711,354
Director's fees	1,571
Unrealized depreciation on unfunded loan commitments	3,909
Due to affiliates	60,823
Accrued expenses	215,202
Total liabilities	$ 78,726,421
NET ASSETS:
Paid-in capital	$ 207,782,928
Distributable earnings (loss)	(64,550,063)
Net assets	$ 143,232,865
NET ASSET VALUE PER SHARE:
No par value
Based on $143,232,865/12,371,383 shares	$ 11.58

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Statement of Operations

FOR THE YEAR ENDED 11/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$12,482,445
Dividends from unaffiliated issuers	114,812
Total Investment Income		$12,597,257
EXPENSES:
Management fees	$ 1,560,543
Administrative expenses	127,484
Transfer agent fees	45,479
Shareowner communications expense	72,851
Custodian fees	25,127
Professional fees	293,107
Printing expense	4,497
Pricing fees	29,255
Director's fees	5,007
Insurance expense	195
Interest expense	720,800
Miscellaneous	130,123
Total expenses		$ 3,014,468
Net investment income		$ 9,582,789
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,945,531)
Swap contracts	(1,290)	$ (1,946,821)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 5,968,126
Unfunded loan commitments	(1,997)	$ 5,966,129
Net realized and unrealized gain (loss) on investments		$ 4,019,308
Net increase in net assets resulting from operations		$13,602,097

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 39

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	11/30/21	11/30/20
FROM OPERATIONS:
Net investment income (loss)	$ 9,582,789	$ 16,823,696
Net realized (loss) on investments	(1,946,821)	(17,863,156)
Change in net unrealized appreciation (depreciation)
on investments	5,966,129	2,911,121
Net increase in net assets resulting from operations	$ 13,602,097	$ 1,871,661
DISTRIBUTIONS TO SHAREOWNERS:
($0.70 and $0.74 per share, respectively)	$ (9,446,022)	$ (18,368,094)
Tax return of capital ($0.03 and $— per share, respectively)	(356,890)	—
Total distributions to shareowners	$ (9,802,912)	$ (18,368,094)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ 21,722	$ —
Cost of shares repurchased through tender offer (Note 8)	(136,821,893)	—
Net decrease in net assets resulting from Fund
share transactions	$ (136,800,171)	$ —
Net decrease in net assets	$(133,000,986)	$ (16,496,433)
NET ASSETS:
Beginning of year	$ 276,233,851	$292,730,284
End of year	$ 143,232,865	$276,233,851

	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/21	11/30/21	11/30/20	11/30/20
	Shares	Amount	Shares	Amount
FUND SHARE
TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of
distributions	2,296	21,722	—	—
Less shares
repurchased through
tender offer (Note 8)	(12,369,087)	(136,821,893)	—	—
Net decrease	(12,366,791)	$ (136,800,171)	—	$ —

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Statement of Cash Flows

FOR THE YEAR ENDED 11/30/21

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 13,602,097
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$ (110,674,852)
Proceeds from disposition and maturity of investment securities	283,380,997
Net sales of short term investments	(6,088,915)
Net accretion and amortization of discount/premium on investment securities	(1,563,702)
Change in unrealized appreciation on investments in unaffiliated issuers	(5,968,126)
Net realized (gain) loss on investment security transactions	1,945,531
Decrease in dividends receivable	33,525
Decrease in interest receivable	752,995
Decrease in other assets	8
Increase in overdraft due to custodian	549,190
Increase in due to affiliates	25,708
Decrease in Directors’ fees payable	(3,458)
Decrease in accrued expenses payable	(209,970)
Net cash, restricted cash and foreign currencies from operating activities	$ 175,781,028
Cash Flows Used in Financing Activities:
Borrowings received	$ 1,500,000
Borrowings repaid	(37,500,000)
Decrease in interest expense payable	(3,469)
Distributions to shareowners	(9,802,912)
Payment for shares repurchased through tender offer (Note 8)	(136,821,893)
Net cash, restricted cash and foreign currencies used in
financing activities	$ (182,628,274)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of Foreign Exchange Fluctuations on Cash:	$ —
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 6,847,246
End of period*	$ —
Cash Flow Information:
Cash paid for interest	$ 724,269

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended	Year Ended
	11/30/21	11/30/20
Cash	$ —	$ 6,847,246
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$ —	$ 6,847,246

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 41

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Per Share Operating Performance
Net asset value, beginning of period	$ 11.17	$ 11.83	$ 12.04	$ 12.42	$ 12.50
Increase (decrease) from investment operations:(a)
Net investment income (loss)	0.73	0.68	0.73	0.74	0.71
Net realized and unrealized gain (loss) on investments	0.24	(0.60)	(0.20)	(0.40)	(0.06)
Net increase (decrease) from investment operations	$ 0.97	$ 0.08	$ 0.53	$ 0.34	$ 0.65
Accretion to net asset value due to tender offer	0.17(e)	—	—	—	—
Distributions to shareowners from:
Net investment income and previously undistributed net investment income	(0.70)	(0.74)(b)	(0.74)(b)	(0.72)	(0.73)(b)
Tax return of capital	(0.03)	—	—	—	—
Net increase (decrease) in net asset value	$ 0.41	$ (0.66)	$ (0.21)	$ (0.38)	$ (0.08)
Net asset value, end of period	$ 11.58	$ 11.17	$ 11.83	$ 12.04	$ 12.42
Market Value End of Period	$ 11.90	$ 10.73	$ 10.53	$ 10.40	$ 11.47
Total return at net asset value(c)	10.54%	1.89%	5.38%	3.34%	5.55%
Total return at market value(c)	18.25%	9.96%	8.59%	(3.34)%	3.43%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(d)	1.97%	2.58%	2.90%	2.56%	2.21%
Net investment income available to shareowners	6.25%	6.26%	6.08%	5.98%	5.62%
Portfolio turnover rate	51%	73%	48%	34%	75%
Net assets, end of period (in thousands)	$143,233	$276,234	$292,730	$297,903	$307,195
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.97%	2.58%	2.90%	2.56%	2.21%
Net investment income (loss) to average net assets	6.25%	6.26%	6.08%	5.98%	5.62%

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Total amount of debt outstanding (in thousands)	$ 69,450	$105,450	$139,450	$143,450	$143,450
Asset coverage per $1,000 of indebtedness	$ 3,062	$ 3,620	$ 3,099	$ 3,077	$ 3,141

(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”) . A portion of the accumulated net investment income was distributed to shareowners during the year.
(c)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)	Includes interest expense of 0.47%, 0.70%, 1.60%, 1.35% and 0.95%, respectively.
(e)	See Notes to the Financial Statements Note 8. for additional information.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 43

Notes to Financial Statements | 11/30/21

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling (Note 10.). The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi US, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended November 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

44 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 45

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry broker valuation model to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

46 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At November 30, 2021, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.92% of net assets. The value of these fair valued securities was $1,318,534.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex- dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 47

exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At November 30, 2021, the Fund was permitted to carry forward indefinitely $6,670,387 of short-term losses and $60,328,414 of long-term losses.

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$9,446,022	$18,368,094
Tax return of capital	356,890	—
Total	$9,802,912	$18,368,094

48 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(66,998,801)
Other book/tax temporary differences	(711,354)
Net unrealized appreciation	3,160,092
Total	$(64,550,063)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to insurance linked securities, the tax adjustments relating to credit default swaps and partnerships.

Distributions to shareowners are recorded as of the ex-dividend date and paid on the payable date. As of November 30, 2021, the Fund recorded a Distribution Paid in Advance on its Statement of Assets and Liabilities of $711,354 to reflect the payment of its November 2021 distribution with a payable date of December 1, 2021.

E. Risks

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 49

The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

50 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 51

Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

F. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities

52 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at November 30, 2021 are listed in the Schedule of Investments.

G. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance- linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 53

information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There

54 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

I. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended November 30, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended November 30, 2021, the net management fee was 0.70% of the Fund’s average daily managed assets, which was equivalent to 1.02% of the Fund’s average daily net assets.

Effective August 31, 2020 the Adviser has contractually agreed to limit ordinary operating expenses (excluding taxes, brokerage commissions, acquired fund fees and expenses, interest expense, or litigation costs, extraordinary proxy costs, or other extraordinary expenses) to the extent required to reduce fund expenses to 1.94% of the average daily net assets of the Fund’s common shares. This expense limitation is in effect through September 15, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 55

Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60,823 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2021.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the year ended November 30, 2021, the Fund paid $5,007 in Directors’ compensation, which is reflected on Statement of Operations as Directors fees. At November 30, 2021, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $1,571.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

56 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Swap contracts	$ —	$(1,290)	$ —	$ —	$ —
Total Value	$ —	$(1,290)	$ —	$ —	$ —

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of November 30, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Engineered
Components &
Systems LLC	$344,036	$344,036	$340,596	$(3,440)
Medical Solutions
Holdings, Inc.	80,000	79,600	79,730	130
Service Logic
Acquisition, Inc.	76,119	76,690	76,119	(571)
Trident TPI Holdings, Inc.	51,913	51,913	51,885	(28)
Total Value	$552,068	$552,239	$548,330	$(3,909)

7. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 57

Transactions in common shares for the year ended November 30, 2021 and the year ended November 30, 2020, were as follows:

	11/30/21	11/30/20
Shares outstanding at beginning of year	24,738,174	24,738,174
Shares outstanding at end of year	12,371,383	24,738,174

8. Tender Offer

The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.

The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.

At December 29, 2020, following the completion of the Fund’s tender offer, Saba Capital Management, L.P. and certain associated parties beneficially owned approximately 6.3% of the Fund’s outstanding Common Shares (based on a Form 13G filed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein on December 29, 2020).

9. Credit Agreement

Effective November 26, 2013, the Fund entered into a revolving credit facility (the “Credit Agreement”) with The Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Fund’s auction market preferred shares. Effective November 22, 2019, the amount of the Credit Agreement

58 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

was reduced to $150,000,000 and was also amended to make it an “evergreen” facility. More specifically the credit agreement renews on a daily basis in perpetuity. Either party may elect to terminate its commitment under the credit agreement upon 179-days written notice.

At November 30, 2021, the Fund had a borrowing outstanding under the Credit Agreement totaling $69,450,000. The interest rate charged at November 30, 2021 was 0.95%. During the year ended November 30, 2021, the average daily balance was $69,681,781 at an average interest rate of 1.04%. Interest expense of $720,800 in connection with the Credit Agreement is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer Floating Rate Trust to Pioneer Floating Rate Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 59

Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

11. Change in Sub-Administrator and Custodian

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund’s Custodian and Sub-Administrator.

12. Subsequent Events

A monthly dividend was declared on December 1, 2021 from undistributed and accumulated net investment income of $0.0575 per share payable December 20, 2021 to share owners of record on December 13, 2021.

60 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Pioneer Floating Rate Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund, Inc. (the “Fund”) (formerly, Pioneer Floating Rate Trust), including the schedule of investments, as of November 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund, Inc. at November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
January 31, 2022

62 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

Results of Shareholder Meeting

At an annual meeting held on September 15, 2021, shareholders of the Fund were asked to consider the proposal described below.

A report of the total votes cast by the Fund's shareholders follows:

Proposal 1 – To elect four Class III Directors

Nominee	For	Withhold
Craig C. MacKay	10,232,271.000	327,464.000
Thomas J. Perna	8,873,203.000	1,686,532.000
Marguerite A. Piret	10,233,173.000	326,562.000
Fred J. Ricciardi	10,231,884.000	327,851.000

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 63

Investment Objectives, Principal Investment Strategies and Principal Risks

CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund. The following principal risk disclosure has been added with respect to the Fund:

Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. These provisions include staggered terms of service for the Directors, advance notice requirements for shareholder proposals, and, in certain instances, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may discourage third parties from seeking to obtain control of the Fund, which could have an adverse impact on the market price of the Fund’s shares. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

As a fundamental policy, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans (“Senior Loans”). Senior Loans typically are made to corporations, partnerships and other business entities that operate in various industries

64 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

and geographical regions, including non-U.S. borrowers. The Fund also may invest in other floating and variable rate instruments, including second lien loans, and in high yield corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make “in-kind” interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. Senior Loans and other floating rate instruments pay interest at rates that adjust or “float” periodically based on a specified interest rate or other reference. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 35% of its assets (net assets plus borrowings for investment purposes) in floating rate loans and other securities of non-U.S. issuers, including emerging markets securities. The Fund does not expect that investments in second lien loans generally will exceed 15% of its assets.

The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Non-investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody’s Investors Service, Inc. (“Moody’s”) or BB and below by Standard & Poor’s Ratings Group (“S&P”)), or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality involves substantial risk of loss. “Junk bonds” are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Floating rate loans typically are rated below investment grade. Accordingly, a substantial portion of the Fund’s assets may be invested in securities that are rated below investment grade or are unrated. The Fund may invest all or any portion of its assets in securities of issuers that are in default or that are in bankruptcy.

The Fund may consider another fund, such as an exchange-traded fund (ETF), as Senior Loans for purposes of satisfying the Fund’s 80% policy, if the fund invests at least 80% of its assets in Senior Loans.

The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues,

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or rates such as LIBOR), liquidity and rating, sector and exposure to particular issuers and sectors. The Adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating agency recommendations, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of loans or other securities held in or to be purchased for the Fund’s portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the borrowing. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.

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Interest rates on Senior Loans and other securities in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The Adviser expects that the average effective duration of the Fund’s portfolio of Senior Loans will normally be between zero and two years, reflecting the Fund’s focus on floating rate instruments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the instrument. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a two year duration, then all other things being equal, the Fund will decrease in value by two percent if interest rates rise one percent. The assumptions that are made about an instrument’s features and options when calculating duration may prove to be incorrect. Duration is calculated by the Adviser, is not an exact measurement and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in yield or interest rates. Because the interest rate on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than that of a fixed income security with a comparable term to maturity.

The Adviser’s staff monitors the credit quality and price of Senior Loans and other securities held by the Fund. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services.

Except for the Fund’s investment objectives and the Fund’s policy to invest at least 80% of its assets in Senior Loans, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise.

Other Investments. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

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Portfolio Contents

Floating rate instruments. Floating rate instruments pay interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.

Floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

Senior loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.

The Fund may invest up to 35% of its total assets in floating rate loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of loans held by the Fund may be rated below investment grade by independent rating agencies. In the event loans are not rated, they are likely to be the equivalent of

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below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.”

The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody’s or D by S&P). Debt securities rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value.

Second lien loans and other subordinated securities. The Fund may invest in second lien loans and other securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds).

Non-U.S. Investments. The Fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging

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market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.

The Fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as Fannie Mae or Freddie Mac, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition,

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GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities. The Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

Insurance-Linked Securities. The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

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The Fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The Fund may invest in interests in pooled entities that invest primarily in ILS.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund.

Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

• In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

• As a substitute for purchasing or selling securities

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• To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative

• To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)

• As a cash flow management technique

The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Common Stocks. The Fund may acquire an interest in common stocks upon the default of a loan or other security secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.

Preferred Stocks. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Convertible Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Other Debt Securities. The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits

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maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

PRINCIPAL RISKS

General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high

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degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.

Market price of shares. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above NAV, or below or above the initial offering price for the shares.

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, market disruptions caused by tariffs, trade disputes or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major

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cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit) or potential trade imbalances with China or other countries, may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The

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impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. The United Kingdom Financial Conduct Authority (“FCA”) and LIBOR's administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer by published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the Fund will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

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Interest rate risk. The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, the value of the security will generally go down.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

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Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.

Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.

Reinvestment risk. Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.

Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. the Adviser believes, based on its experience, that senior floating rate loans

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generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.

Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.

Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

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Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.

Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of

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interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-

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called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.

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Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments. If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities. Sanctions or other government actions against a foreign nation could negatively impact the fund’s investments in securities that have exposure to that nation. China and other developing market Asia-Pacific countries may be subject to

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considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.

Currency risk. The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.

Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for

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unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.

Forward foreign currency transactions risk. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the

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loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the financial segment, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s adviser, transfer agent, distributor, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing or redeeming shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

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Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. These provisions include staggered terms of service for the Directors, advance notice requirements for shareholder proposals, and, in certain instances, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may discourage third parties from seeking to obtain control of the Fund, which could have an adverse impact on the market price of the Fund’s shares. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).

The Fund may not:

(1) Issue senior securities, other than as permitted by the 1940 Act.

(2) Borrow money, other than as permitted by the 1940 Act.

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(3)	Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.
(4)	Make loans, except that the Fund may (i) make loans or lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(7)	Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.
(8)	Amend its policy to invest at least 80% of its assets in Senior Loans.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.

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Effects of Leverage

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s borrowings under a credit agreement as a percentage of the Fund’s total assets (which includes the amounts of leverage obtained through such borrowings), the annual rate of interest on the borrowings as of November 30, 2021, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under Credit Agreement as a percentage of total managed assets
(including assets attributable to borrowings)	32.65%
Annual effective interest rate payable by Fund on borrowings	1.04%
Annual return Fund portfolio must experience (net of expenses) to cover interest
rate on borrowings	0.34%
Common share total return for (10.00)% assumed portfolio total return	(15.35)%
Common share total return for (5.00)% assumed portfolio total return	(7.93)%
Common share total return for 0.00% assumed portfolio total return	(0.50)%
Common share total return for 5.00% assumed portfolio total return	6.92%
Common share total return for 10.00% assumed portfolio total return	14.34%

Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.

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This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2021, July 2021 and September 2021. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately, unanimously approved the renewal of the investment management agreement for another

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year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered Amundi US’s oversight of the process for transitioning custodian and sub-administration services to new service providers. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (including investment-related expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Directors noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management

94 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 95

Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

96 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Directors, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
AST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Directors and Officers

The Fund’s Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 97

Independent Directors

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Director During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Class III Director since	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	2006. Term expires	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Director	in 2024.	products for securities lending industry); and Senior Executive Vice	communications and securities
		President, The Bank of New York (financial and securities services)	processing provider for financial
		(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Class I Director since	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	2019. Term expires	LLP (law firm).	Company, LLC, (privately-held
Director	in 2022.		community newspaper group)
(2015-present)
Diane Durnin (64)	Class II Director since	Managing Director - Head of Product Strategy and Development, BNY	None
Director	2020. Term expires	Mellon Investment Management (investment management firm)
	in 2023.	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

98 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Director During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Class II Director since	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Director	2008. Term expires	(1972 – present)	Investment Trust and Mellon
	in 2023.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Class III Director since	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Director	2021. Term expires	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	in 2024.	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
		Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
		(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 99

Independent Directors (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Director During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Class I Director since	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Director	2015 (Advisory Director	pension funds) (2001 – present); Vice President – International Investments
	from 2014 - 2015).	Group, American International Group, Inc. (insurance company)
	Term expires in 2022	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/
Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Class III Director since	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Director	2003. Term expires	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	in 2024.	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
		Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Class III Director since	Private investor (2020 – present); Consultant (investment company	None
Director	2014. Term expires	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	in 2024.	investment company services) (1969 – 2012); Director, BNY International
Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

100 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Interested Directors

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Director During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Class I Director since	Director, CEO and President of Amundi US, Inc. (investment management	None
Director, President and	2014. Term expires	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	in 2022.	Asset Management US, Inc. (since September 2014); Director, CEO and
President of Amundi Distributor US, Inc. (since September 2014); Director,
CEO and President of Amundi Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi
Asset Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Class II Director since	Director and Executive Vice President (since 2008) and Chief Investment	None
Director	2014. Term expires	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	in 2023.	firm); Director and Executive Vice President and Chief Investment Officer,
U.S. of Amundi US (since 2008); Executive Vice President and Chief
Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Directors because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21 101

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and Accounting	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2003. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2003. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

102 Pioneer Floating Rate Fund, Inc. | Annual Report | 11/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 19447-15-0122

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1)	File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2)	Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3)	Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)      Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $61,600 payable to Ernst & Young LLP for the year ended November 30, 2021 and $61,600 for the year ended November 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,500 and $10,317 during the fiscal years ended November 30, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,500 and $10,317 during the fiscal years ended November 30, 2021 and 2020, respectively

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

■	Corporate name change.
■	A change of corporate headquarters.
■	Stock exchange listing.

■	Establishment of time and place of annual meeting.
■	Adjournment or postponement of annual meeting.
■	Acceptance/approval of financial statements.
■	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
■	Approval of minutes and other formalities.
■	Authorization of the transferring of reserves and allocation of income.
■	Amendments to authorized signatories.
■	Approval of accounting method changes or change in fiscal year-end.
■	Acceptance of labor agreements.
■	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

■	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

■	Seek bids from other auditors.
■	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
■	Indemnify auditors.
■	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

■	Audit, compensation and nominating committees composed of independent directors exclusively.
■	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
■	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
■	Election of an honorary director.

We will vote against:

■	Minimum stock ownership by directors.
■	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
■	Requirements for union or special interest representation on the board.

■	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

■	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

■	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
■	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

■	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
■	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

■	Contested election of directors.
■	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
■	Mandatory retirement policies.
■	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

■	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

■	Cumulative voting.
■	Increasing the ability for shareholders to call special meetings.
■	Increasing the ability for shareholders to act by written consent.
■	Restrictions on the ability to make greenmail payments.
■	Submitting rights plans to shareholder vote.
■	Rescinding shareholder rights plans (“poison pills”).
■	Opting out of the following state takeover statutes:
–	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
–	Control share cash-out provisions, which require large holders to acquire shares from other holders.

–	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
–	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
–	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
–	Fair price provisions.
–	Authorization of shareholder rights plans.
–	Labor protection provisions.
–	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

■	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
■	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
■	Proposals that allow shareholders to nominate directors.

We will vote against:

■	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
■	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
■	Classes of shares with unequal voting rights.
■	Supermajority vote requirements.
■	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
■	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
■	Extension of advance notice requirements for shareholder proposals.
■	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
■	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

■	Changes in par value.
■	Reverse splits, if accompanied by a reduction in number of shares.
■	Shares repurchase programs, if all shareholders may participate on equal terms.
■	Bond issuance.
■	Increases in “ordinary” preferred stock.
■	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
■	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

■	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
■	Increase in authorized common stock. We will make a determination considering, among other factors:
–	Number of shares currently available for issuance;
–	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
–	Proposed use of the proceeds from the issuance of additional shares; and
–	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
■	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
■	Proposals to submit private placements to shareholder vote.
■	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

■	401(k) benefit plans.
■	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
■	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
–	Amendments to performance plans to conform with OBRA;
–	Caps on annual grants or amendments of administrative features;
–	Adding performance goals; and
–	Cash or cash-and-stock bonus plans.
■	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
■	Require that option repricing be submitted to shareholders.
■	Require the expensing of stock-option awards.
■	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
■	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

■	Shareholder proposals seeking additional disclosure of executive and director pay information.
■	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
–	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
–	Dilution = (A + B + C) / (A + B + C + D), where
–	A = Shares reserved for plan/amendment,

–	B = Shares available under continuing plans,
–	C = Shares granted but unexercised and
–	D = Shares outstanding.
–	The plan must not:
–	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
–	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
–	We are generally in favor of proposals that increase participation beyond executives.
–	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
–	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
–	We generally support proposals asking companies to adopt stock holding periods for their executives.
■	All other employee stock purchase plans.
■	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
■	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

■	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
■	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

■	Limits on executive and director pay.
■	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

■	Confidential voting.
■	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
■	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

■	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
■	Bundled proposals. We will evaluate the overall impact of the proposal.
■	Adopting or amending the charter, bylaws or articles of association.
■	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

■	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
■	Limitations on stock ownership or voting rights.
■	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

■	Mergers and acquisitions.
■	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
■	Debt restructurings.
■	Conversion of securities.
■	Issuance of shares to facilitate a merger.
■	Private placements, warrants, convertible debentures.
■	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

■	Establishment of new classes or series of shares.
■	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

■	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
■	Approval of new or amended advisory contracts.
■	Changes from closed-end to open-end format.
■	Election of a greater number of independent directors.
■	Authorization for, or increase in, preferred shares.
■	Disposition of assets, termination, liquidation, or mergers.
■	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

■	Conduct studies regarding certain environmental or social issues;
■	Study the feasibility of the company taking certain actions with regard to such issues; or
■	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

■	approval of the proposal helps improve the company’s practices;
■	approval of the proposal can improve shareholder value;
■	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
■	the company has already put appropriate action in place to respond to the issue contained in the proposal;
■	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
■	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
■	An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
■	An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
■	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or
■	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	Retains a record of the vote cast;
■	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

■	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■	A record memorializing the basis for each referral vote cast;
■	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
■	A copy of any recommendation or analysis furnished by the proxy voting service; and
■	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Trustees

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Other accounts managed by the portfolio manager

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2021. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Jonathan Sharkey	Other Registered Investment Companies	3	$5,781,119	N/A	N/A
	Other Pooled Investment Vehicles	1	$429,884	N/A	N/A
	Other Accounts	1	$403,678	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•	Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio manager

The following table indicates as of November 30, 2021 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Jonathan Sharkey	D

* Key to Dollar Ranges

A.   None

B.   $1 – $10,000

C.   $10,001 – $50,000

D.   $50,001 – $100,000

E.   $100,001 – $500,000

F.   $500,001 – $1,000,000

G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 8, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date February 8, 2022

* Print the name and title of each signing officer under his or her signature.